GE
FUNDS

                         REVISIONS DATED MARCH 18, 1996
                      TO PROSPECTUS DATED JANUARY 26, 1996



The following information supplements the corresponding information set forth on page 30 of the Funds' Prospectus:

Management of the Trust -- Portfolio Management. Effective February 1996, Stella V. Lou replaces Robert R. Kaelin as the Portfolio Manager for the Tax-Exempt Fund. Ms. Lou has 11 years of investment experience and has been with GE Investments since 1994. Prior to GE Investments, Ms. Lou was a Vice President and Portfolio Manager for Alliance Capital Management, L.P., Incorporated in New York, New York for seven years. Ms. Lou is a Vice President of GE Investments.

Robert R. Kaelin remains responsible for the overall tax-exempt operations of GE Investments.